UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 17, 2011

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-9115	25-0644320
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Two NorthShore Center, Pittsburgh, PA                                                                                                                                15212-5851
(Address of principal executive offices)                                                                                                                                (Zip Code)

Registrant's telephone number, including area code:                                                                                                                                (412) 442-8200

Item 5.07  Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of Matthews International Corporation was held on February 17, 2011.  A total of 29,604,856 shares of Class A Common Stock were eligible to vote at such meeting.

The matters voted upon at such meeting were as follows:

1.   Election of Directors:

The following individuals were nominated for election to the Board of Directors for a term expiring at the Annual Meeting of Shareholders in the year indicated.

	Term
Nominee	Expiration	Votes For	Votes Withheld	Non Votes
Robert G. Neubert	2012	23,376,995	636,255	2,574,145
Gregory S. Babe	2014	23,371,979	641,271	2,574,145
Martin Schlatter	2014	23,216,378	796,872	2,574,145
John D. Turner	2014	23,162,307	850,943	2,574,145

The nominations were made by the Board of Directors and no other nominations were made by any shareholder.  The nominees had currently been members of the Board of Directors at the date of the Annual Meeting.

The terms of the following additional directors continued after the meeting:  J.C. Bartolacci, K.E. Dietze, A. Garcia-Tunon and John P. O’Leary, Jr.

2.	Adoption of the 2010 Incentive Compensation Plan:

The shareholders voted to approve the adoption of the 2010 Incentive Compensation Plan.

Votes For	Votes Against	Votes Abstained	Non Votes
22,470,165	1,342,847	200,238	2,574,145

3.	Selection of Auditors:

     The shareholders voted to ratify the appointment by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accountants to audit the records of the Company for the fiscal year ending September 30, 2011.

Votes For	Votes Against	Votes Abstained	Non Votes
26,067,183	516,322	3,890	0

4.	Advisory (non-binding) vote on the executive compensation of the Company’s named executive officers:

The shareholders voted in favor of the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related disclosure contained in the 2011 proxy statement.

Votes For	Votes Against	Votes Abstained	Non Votes
23,199,166	494,352	319,732	2,574,145

5.	Advisory (non-binding) vote on the frequency of the advisory vote on executive compensation:

The shareholders voted to recommend that the Company include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A if the Securities Exchange Act every year.

One Year	Two Years	Three Years	Votes Abstained	Non Votes
19,688,825	548,234	3,299,448	476,743	2,574,145

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 MATTHEWS INTERNATIONAL CORPORATION
                                                                 (Registrant)

                                                                By  Steven F. Nicola
                                                                 ----------------------------------
                                                                Steven F. Nicola
                                                                Chief Financial Officer, Secretary and Treasurer

Date: February 22, 2011